 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) Of The Securities Exchange Act Of 1934

Date of Report (Date of Earliest Event Reported):  November 15, 2016

 LEO MOTORS, INC.
 (Exact name of registrant as specified in its charter)

Nevada	000-53525	81-4108026
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of Incorporation)

3F Bokwang Bldg., Seowunro Gil 14, Seocho-Gu, Seoul	06734
Republic of Korea
(Address of Principal Executive Offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Termination of a Material Definitive Agreement.

On November 9, 2016, Leo Motors, Inc. (the "Company") notified NMS Capital Advisors, LLC, a Nevada limited liability company, together with its affiliates and subsidiaries (collectively, the "Investment Bank") of its intent to terminate the Investment Banking Engagement Letter, dated as of December 16, 2015, by and between the Company and the Investment Bank (the "Engagement Letter"). Pursuant to the terms of the Engagement Letter, the Company provided written notice for an intended early termination date of November 9, 2016. The Company will not incur any early termination penalties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEO MOTORS, INC.

Dated: November 15, 2016	By: /s/Shi Chul Kang
Shi Chul Kang
Co-Chief Executive Officer
By: /s/ Jun Heng Park
Jun Heng Park Co-Chief Executive Officer